UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2015

EZJR, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53810

Nevada	30-0802599
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8250 W. Charleston Blvd. Suite 110, Las Vegas, NV	89117
(Address of principal executive offices)	(Zip Code)

702-544-0195

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition

The information set forth in Exhibit 99.1 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in Exhibit 99.1 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On August 17, 2015, EZJR, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2015. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01 – Financial Statements and Exhibits

(c) Exhibits:

Incorporated by reference
Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
99.1	Press release of the Registrant dated August 17, 2015 announcing results operations for the second quarter ended June 30, 2015.	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EZJR, Inc. Registrant

Date: August 17, 2015	/s/ Barry Hall_____
Name: Barry Hall
Title: CEO/CFO